UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
SCHEDULE 14A INFORMATION

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

VISTA GOLD CORP.
 (Exact Name of Registrant as Specified in its Charter)

(Name of Person(a) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒		No fee required
☐		Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
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☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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VISTA GOLD CORP.

NOTICE OF MEETING AND
MANAGEMENT INFORMATION
AND PROXY CIRCULAR

for the
Special Meeting
to be held on
December 15, 2010

The attached Notice of Special Meeting, Management Information and Proxy Circular, and form of proxy and notes thereto for the Meeting are first being sent to shareholders of the Corporation on or about November [11], 2010.

7961 Shaffer Parkway • Suite 5 • Littleton, CO USA 80127	Telephone: (720) 981-1185 • Facsimile (720) 981-1186

November [8], 2010

Dear shareholder:

It is my pleasure to invite you to attend the special meeting of shareholders to be held on December 15, 2010 at 10:00 a.m., Vancouver time, at the offices of Borden Ladner Gervais LLP, Suite 1200, 200 Burrard Street, Vancouver, British Columbia, Canada.  If you are unable to attend this meeting in person, please complete, date, sign and return the enclosed form of proxy to ensure that your vote is counted.

If the resolutions approving the private placement are passed the funds raised will be used primarily for two purposes. Firstly, to repurchase the U.S.$23 million of principal amount of outstanding 10% senior secured convertible notes due on March 4, 2011. The Board believes that having the funds available for this purpose will eliminate the uncertainty related to our ability to repay this obligation and any potential negative effects this may have on the Corporation’s value. Secondly, based on the favorable results of the recently completed pre-feasibility study on our Mt Todd gold project, we plan to use proceeds of the private placement to advance our Mt. Todd gold project. As our work on our Mt. Todd gold project progresses, we hope to move forward and complete a Bankable Feasibility Study of the project. Our Mt. Todd gold project is a substantial project with upside potential. It is located in a favorable mining environment. We believe that the completion of the definitive study would reduce the technical and economic uncertainties of development, which we expect would be better reflected in the Corporation’s value.

The Notice of Special Meeting, Management Information and Proxy Circular and form of proxy and notes thereto for the meeting are enclosed.  These documents contain important information and I encourage you to read them carefully.  You are being asked to consider and approve a private placement of special warrants by the Corporation, the principal terms of which are described in the enclosed Management Information and Proxy Circular.

Management and the Board of Directors strongly urge you to vote for the resolution approving this private placement.

Yours truly,

Michael B. Richings
Executive Chairman and
Chief Executive Officer

- ii -

VISTA GOLD CORP.

NOTICE OF SPECIAL MEETING

NOTICE IS HEREBY GIVEN THAT the special meeting (the “Meeting”) of the shareholders of Vista Gold Corp. (the “Corporation”) will be held at the offices of Borden Ladner Gervais LLP, Suite 1200, 200 Burrard Street, Vancouver, British Columbia, Canada on December 15, 2010 at 10:00 a.m., Vancouver time, for the following purposes:

1.
to consider and approve an ordinary resolution authorizing the Corporation to issue 14,666,739 special warrants (the “Special Warrants”) through a private placement (the “Private Placement”) at a price of U.S.$2.30 per Special Warrant and the issuance of 652,175 Special Warrants and 652,175 common share purchase warrants of the Corporation (“Compensation Warrants”) as compensation to the finders and agents for the placement of the Special Warrants; each Special Warrant, upon obtaining shareholder approval for the Private Placement at the Meeting, will be automatically exercised, for no additional consideration, for one common share in the capital of the Corporation (a “Common Share”) and one Common Share purchase warrant (a “Warrant”) exercisable for one Common Share (a “Warrant Share”) for a period of five years following the closing date of the Private Placement (the “Closing Date”), at an exercise price as described in the accompanying Management Information and Proxy Circular; each Compensation Warrant is exercisable for one Common Share (a “Compensation Warrant Share”) at a price of U.S.$2.30 for a period of two years following the Closing Date; and

2.	to transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Accompanying this Notice of Special Meeting are (i) the Management Information and Proxy Circular, and (ii) a form of proxy and notes thereto.

The Board of Directors has fixed October 29, 2010, as the record date for the Meeting.

If you are a registered shareholder of the Corporation and are unable to attend the Meeting in person, please date and execute the accompanying form of proxy for the Meeting and deposit it with Computershare Investor Services Inc. by mail at 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1, Attention: Proxy Department or by facsimile at 1-866-249-7775 (toll free in North America) or 1-416-263-9524 (international), before 4:30 p.m., Toronto time, on December 10, 2010, or no later than 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment or postponement of the Meeting.

If you are a non-registered shareholder of the Corporation and receive these materials through your broker or another intermediary, please complete and return the materials in accordance with the instructions provided to you by your broker or such other intermediary.

This Notice of Special Meeting, the Management Information and Proxy Circular, the form of proxy and notes thereto for the Meeting, are first being sent to shareholders of the Corporation on or about November [11], 2010.

DATED at Littleton, Colorado, this [8th] day of November, 2010.

BY ORDER OF THE BOARD OF DIRECTORS

Michael B. Richings
Executive Chairman and Chief Executive Officer

- iii -

TABLE OF CONTENTS

NOTICE OF SPECIAL MEETING	iii
MANAGEMENT INFORMATION AND PROXY CIRCULAR	1
Particulars of Matters to be Acted Upon	1
Information About Proxies	6
Voting by Beneficial Shareholders	8
Securities Entitled to Vote	9
Quorum	9
Broker Non-Votes	10
Ownership of the Corporation’s Common Shares	10
Change in Control	11
Securities Authorized For Issuance Under Equity Compensation Plans	11
Indebtedness of Directors and Senior Officers	12
Interest of Certain Persons in Material Transactions and Matters to be Acted Upon	12
Review, Approval or Ratification of Transactions with Related Parties	12
Auditor	13
Management Contracts	13
Shareholder Proposals	13
Other Matters	13
Dissenters’ Rights of Appraisal	13
Additional Information and Availability of Documents	14
Multiple Shareholders Sharing the Same Address	14
Board of Directors Approval	14

Appendix “A” - Form of Proxy	A-1
Appendix “B” - Text of Ordinary Resolutions to be Passed at the Meeting	B-1

- iv -

MANAGEMENT INFORMATION AND PROXY CIRCULAR

This Management Information and Proxy Circular (“Information Circular”) is furnished in connection with the solicitation by the management of Vista Gold Corp. (the “Corporation”) of proxies to be voted at the special meeting (the “Meeting”) of the holders of common shares in the capital of the Corporation (“shareholders”) to be held at the offices of Borden Ladner Gervais LLP, Suite 1200, 200 Burrard Street, Vancouver, British Columbia, Canada on December 15, 2010 at 10:00 a.m., Vancouver time, for the purposes set forth in the accompanying Notice of Special Meeting.

The Board of Directors has fixed October 29, 2010, as the record date for the Meeting.  It is anticipated that this Information Circular and the accompanying form of proxy, will be first mailed to shareholders on or about November [11], 2010.  Unless otherwise stated, the information contained in this Information Circular is given as at November 8, 2010.

The executive office of the Corporation is located at 7961 Shaffer Parkway, Suite 5, Littleton, Colorado, USA, 80127 and its telephone number is (720) 981-1185.  The registered and records office of the Corporation is located at 200 - 204 Lambert Street, Whitehorse, Yukon Territory, Canada, Y1A 3T2.

Advance notice of the Meeting was published in The Globe and Mail newspaper on October 25, 2010, in La Presse on October 25, 2010, and in the Whitehorse Star newspaper on October 21, 2010.

All references to currency in this Information Circular are in United States dollars, unless otherwise indicated.

Information regarding the proxies solicited by management in connection with the Meeting is set out below under “Information About Proxies”.

Particulars of Matters to be Acted Upon

Private Placement and Description of Special Warrants

The Corporation negotiated the terms of a private placement (the “Private Placement”) pursuant to which it has issued 14,666,739 special warrants (the “Special Warrants”), at a price of U.S.$2.30 per Special Warrant, for gross proceeds of U.S.$33,733,500.  In connection with the Private Placement, the Corporation also issued to agents and finders involved in the Private Placement compensation consisting of an aggregate of 652,175 Special Warrants exercisable on the terms described below and 652,175 common share purchase warrants of the Corporation (“Compensation Warrants”) exercisable at U.S.$2.30 until October 22, 2012.  For a discussion of the compensation paid to agents and finders and the terms and conditions of the Compensation Warrants, see the section heading “Compensation of Agents and Finders” below.

Each Special Warrant will be automatically exercised, upon receipt of shareholder approval of the Special Warrant Offering (defined below), to acquire, for no additional consideration, one common share in the capital of the Corporation (a "Common Share") and one Common Share purchase warrant (a “Warrant”) exercisasble on the terms described below.

The total number of Common Shares issuable pursuant to the Private Placement is 31,290,003, which includes the exercise of Warrants underlying the Special Warrants and the exercise of Compensation Warrants amounting to approximately 67.2% of the current outstanding Common Shares and 40.2% of the outstanding Common Shares (assuming the issuance of all the Common Shares issuable under the Private Placement).  Insiders of the Corporation purchased 125,869 Special Warrants under the Private Placement.  Assuming exercise of the Special Warrants and exercise of the underlying Warrants held by insiders, a total of 251,738 Common Shares will be issued to insiders of the Corporation, representing approximately 0.5% of the current outstanding Common Shares or 0.3% of the outstanding Common Shares (assuming the issuance of all the Common Shares issuable under the Private Placement).

The policies of the Toronto Stock Exchange ("TSX") require that where a private placement results in more than 25% of the outstanding common shares of a corporation being made issuable, the corporation must seek shareholder approval before completing the placement.  Further, the policies of the TSX require that when a warrant is issued with an exercise price below the market price of the common shares into which they are exercisable, shareholder approval must be obtained prior to the exercise of the warrants and issuance of the underlying shares.

The Special Warrant Offering closed on October 22, 2010.  The gross proceeds raised by the issuance of the Special Warrants are being held in escrow by Computershare Trust Company of Canada, pending shareholder approval of the Special Warrant Offering at the Meeting.  If shareholders approve the Special Warrant Offering, the escrowed proceeds and any interest accrued thereon will be released to the Corporation.

Shareholders are being asked to approve the issuance of the Special Warrants in the Private Placement and the issuance of the Special Warrants and Compensation Warrants to the agents and finders as part of the Private Placement (collectively, the “Special Warrant Offering”).

If shareholders do not approve the Special Warrant Offering, the proceeds from the issuance of the Special Warrants will be returned to investors, the interest accrued thereon will be released to the Corporation and the Special Warrants issued to investors and the Special Warrants issued to the agents and finders will be cancelled.

Description of the Common Shares

The Corporation is authorized to issue an unlimited number of Common Shares, without par value, of which 46,586,708 are issued and outstanding as at November 8, 2010. There are options outstanding to purchase up to 2,838,661 Common Shares at prices ranging from U.S.$1.77 to U.S.$7.45. There are 200,000  broker warrants outstanding to purchase up to 200,000 Common Shares at a price of U.S.$6.00 per Common Share. There are 4,791,667 Common Shares issuable upon the conversion of the Company’s outstanding convertible notes.

Holders of Common Shares are entitled to one vote per Common Share on any poll taken at a meetings of shareholders, to receive dividends as and when declared by the board of directors of the Corporation and to receive a pro rata share of the assets of the Corporation available for distribution to the shareholders in the event of the liquidation, dissolution or winding-up of the Corporation. There are no pre-emptive, conversion or redemption rights attached to the Common Shares.

Description of the Warrants

Each Warrant will be exercisable until the Expiry Date (defined below) to acquire one additional Common Share (a “Warrant Share”) at an exercise price (the “Exercise Price”) equal to:

(a)	U.S.$3.50 at any time up to and including 4:30 p.m. (Vancouver time) on October 22, 2011;

(b)	U.S.$4.00 at any time after 4:30 p.m. (Vancouver time) on October 22, 2011 and up to and including 4:30 p.m. (Vancouver time) on October 22, 2012;

(c)	U.S.$4.50 at any time after 4:30 p.m. (Vancouver time) on October 22, 2012 and up to and including 4:30 p.m. (Vancouver time) on October 22, 2013; and

(d)	U.S.$5.00 at any time after 4:30 p.m. (Vancouver time) on October 22, 2013 and up to and including 4:30 p.m. (Vancouver time) on October 22, 2015.

The “Expiry Date” is the earlier of (i) October 22, 2015 and (ii) the date that is the 25th business day following the date on which the Corporation provides notice that an Acceleration Event has occurred.  An “Acceleration Event” will occur if any time, after the later of:

(a)	February 23, 2011; and

(b)	the date the registration statement under the United States Securities Act of 1933, as amended, relating to the resale of the Common Shares, the Warrants and the Warrant Shares becomes effective,

the closing trading price of the Common Shares on the NYSE Amex Equities stock exchange (the “NYSE Amex”) is at least 35% above the current Exercise Price of the Warrants for a period of 15 consecutive trading days.  If the Acceleration Event occurs, the Corporation will have the option for a period of 5 business days after the Acceleration Event to provide written notice (which notice will be deemed given on the day that such notice is mailed by prepaid postage from Canada or first class mail from the United States) that the Acceleration Event has occurred.  If the Corporation provides such notice and the Warrants have not been exercised within 25 business days following the notice, the Warrants will be deemed to have expired.

The Corporation has agreed to use commercially reasonable efforts to obtain the approval of the TSX to list the warrants on such stock exchange by February 23, 2011.

Compensation of Agents and Finders

In connection with the Special Warrant Offering, the Corporation has agreed to pay each of: (i) Sprott Private Wealth L.P. and Wellington West Capital Markets Inc. (collectively, the “Agents”), as consideration for acting as agent for the Offering in respect of certain non-U.S. Purchasers; (ii) Sprott Asset Management L.P. (“SAM”) as consideration for identifying certain Purchasers that are funds managed by it; and (iii) Global Resource Investments, Ltd. (together with SAM, the “Finders”) as consideration for identifying certain Purchasers in the United States and outside the United States and Canada, fees payable in that number of Special Warrants equal to 5% of the number of Special Warrants issued as part of the Special Warrant Offering (only in respect of Special Warrants purchased by investors introduced by that Agent or Finder, as the case may be) and also an equal number of compensation warrants (the “Compensation Warrants”).  On October 22, 2010, the closing date of the Offering, the Corporation issued 652,175 Special Warrants and 652,175 Compensation Warrants to, or as directed by, the Agents and the Finders allocated as follows:

●	to Sprott Private Wealth L.P. and SAM - 141,304 Special Warrants and 141,304 Compensation Warrants;

●	to Wellington West Capital Markets Inc. - 10,870 Special Warrants and 10,870 Compensation Warrants;

●	to Global Resource Investments, Ltd. - 500,001 Special Warrants and 500,001 Compensation Warrants.

Each Compensation Warrant is exercisable until October 22, 2012 to acquire one Common Share at a price of U.S.$2.30.  The Corporation has agreed to reimburse the Agents and the Finders for the reasonable fees and disbursements of their legal counsel as well as the Agents and the Finders reasonable “out-of-pocket” expenses.

Special Warrant Offering Resolution

The Toronto Stock Exchange has approved the Special Warrant Offering, subject to, among other things, shareholders approving the Special Warrant Offering and normal listing conditions.  Approval of the NYSE Amex is expected to be received by the Corporation immediately following shareholders approving the Special Warrant Offering, subject to normal listing conditions.

Accordingly, at the Meeting, shareholders will be asked to consider and approve an ordinary resolution (the “Special Warrant Offering Resolution”) approving the Special Warrant Offering and authorizing the Corporation to issue the Special Warrants and Compensation Warrants as part of the Special Warrant Offering.  To be approved, the Special Warrant Offering Resolution requires the approval of a majority of the votes cast, in person or by proxy, at the Meeting.  The full text of the Special Warrant Offering Resolution is set out in Appendix “B” to this Information Circular.

Recommendation of Management and the Board of Directors

Management and the Board of Directors strongly recommend that shareholders vote for the Special Warrant Offering Resolution.

Use of Proceeds

The Special Warrant Offering will provide gross proceeds of U.S.$33,733,500 to the Corporation with the potential to provide an additional:

(a)	U.S.$51,333,586.50 of capital if all Warrants issued in connection with this transaction are exercised by investors at U.S.$3.50 per Warrant,

(b)	U.S.$58,666,956 if all Warrants are exercised by investors at U.S.$4.00 per Warrant,

(c)	U.S.$66,000,325.50 if all Warrants are exercised by investors at $4.50 per Warrant, and

(d)	U.S.$73,333,695 if all Warrants are exercised by investors at U.S.$5.00 per Warrant.

Additionally, the Corporation may receive U.S.$1,500,002.50 if all compensation warrants are exercised and U.S.$2,282,612.50, U.S.$2,608,700, U.S.$2,934,787.50 and U.S.$3,260,875 if all warrants (underlying the Sepcial Warrants) issuable to the Agents and Finders are exercised at U.S.$3.50, U.S.$4.00, U.S.$4.50 and U.S.$5.00 per warrant, respectively.

However, the Corporation will not receive any of these proceeds unless the approval of shareholders is obtained at the Meeting.

The Corporation intends to use the net proceeds of the Special Warrant Offering to:

(a)	repurchase the U.S.$23 million principal amount of outstanding 10% senior secured convertible notes due March 4, 2011,

(b)	for the advancement of the Mt. Todd gold project, and

(c)	for general corporate purposes.

Interests of Certain Persons

The following directors of the Corporation participated in the Special Warrant Offering: (a) W. Durand Eppler, 70,000 Special Warrants, (b) Michael B. Richings – 25,000 Special Warrants, (c) Frederick H. Earnest – 20,000 Special Warrants and (d) John M. Clark – 10,869 Special Warrants .  The Corporate Governance Committee of the Corporation approved the issuance of the foregoing Special Warrants to the directors.

Assuming the shareholders approve the Special Warrant Offering Resolution, the participating directors will have ownership in the Common Shares as follows:

Name of Director	Number of Common Shares Owned Prior to Offering	Percentage of Class Owned Prior to Offering	Number of Common Shares Owned if Special Warrant Offering Resolution is Approved	Percentage of Class Owned if Special Warrant Offering Resolution is Approved
Michael B. Richings	481,881 (1)	1%(1)	531,881(5)	1%(4)
W. Durand Eppler	220,971(2)	*	360,971 (6)	*
Frederick H. Earnest	459,599(3)	1%(3)	499,599(7)	1%(6)
John M. Clark	168,969(4)	*	190,707(8)	*

(1)	Includes 87,397 Common Shares owned currently and 394,484 Common Shares which may be acquired upon the exercise of immediately exercisable options.

(2)	Includes 56,744 Common Shares owned currently and 164,227 Common Shares which may be acquired upon the exercise of immediately exercisable options.

(3)	Includes 14,750 Common Shares owned currently and 444,849 Common Shares which may be acquired upon the exercise of immediately exercisable options.

(4)	Includes 168,969 Common Shares which may be acquired upon the exercise of immediately exercisable options.

(5)
Assumes exercise of the Warrants issuable upon exercise of the Special Warrants.  If no Warrants are exercised by the holder, the holder would own 506,881 Common Shares constituting 1% issued and outstanding Common Shares.

(6)
Assumes exercise of the Warrants issuable upon exercise of the Special Warrants.  If no Warrants are exercised by the holder, the holder would own 290,971 Common Shares constituting less than 1% issued and outstanding Common Shares.

(7)
Assumes exercise of the Warrants issuable upon exercise of the Special Warrants.  If no Warrants are exercised by the holder, the holder would own  479,599 Common Shares constituting 1% issued and outstanding Common Shares.

(8)
Assumes exercise of the Warrants issuable upon exercise of the Special Warrants.  If no Warrants are exercised by the holder, the holder would own 179,838 Common Shares constituting less than 1% issued and outstanding Common Shares.

Dilution of Current Shareholders

Approval of the Special Warrant Offering Resolution will result in substantial dilution to the current shareholders of the Corporation.  As of November 8, 2010, the Corporation has 46,586,708 Common Shares issued and outstanding.  If the Special Warrant Offering Resolution is approved, upon approval of the TSX and the NYSE Amex, 15,318,914 Common Shares will be issued to the investors of the Special Warrants, the Agents and the Finders.  If the Warrants issuable upon exercise of the Special Warrants are exercised in full, an additional 15,318,914 Common Shares will be issued to the holders of the Warrants.  If the Compensation Warrants are exercised in full, an additional 652,175 Common Shares will be issued to the Finders and Agents.

Further, the Corporation has agreed to use commercially reasonable efforts to file a registration statement with the United States Securities and Exchange Commission regarding the resale of Common Shares and Warrants issuable upon exercise of the Special Warrants and the Common Shares issuable upon exercise of the Warrants within four months of Shareholder Approval of the Special Warrant Offering.

The following table shows the dilutive effect to the current shareholders of the Corporation:

	Percentage of Class Owned by Current Shareholders(1)	Percentage of Class Owned by New Investors(2)
Prior to Special Warrant Offering	100%	0%
Following Issuance of Common Shares upon Exercise of Special Warrants	75%	25%
Following Issuance of Common Shares upon Exercise of the Warrants and Compensation Warrants(3)	60%	40%

(1)
Does not consider the effect of Common Shares issued pursuant to the exercise or conversion of options, warrants, notes or other securities convertible into Common Shares held by current securityholders of the Corporation.

(2)
Includes investors in the Special Warrants that will receive Common Shares upon exercise of the Special Warrants, holders of the Warrants upon exercise of the Warrants, holders of the Compensation Warrants upon exercise of the Compensation Warrants.

(3)	Cumulative with the issuance of the Common Shares upon exercise of the Special Warrants.

Information About Proxies

Solicitation of Proxies

The solicitation of proxies by management of the Corporation will be made primarily by mail but solicitation may be made by telephone or in person with the cost of such solicitation to be borne by the Corporation.  While no arrangements have been made to date, the Corporation may contract for the solicitation of proxies for the Meeting.  Such arrangements would include customary fees which would be borne by the Corporation.

Appointment of Proxyholder

The persons named in the enclosed form of proxy for the Meeting are officers of the Corporation and nominees of management.  A registered shareholder has the right to appoint some other person, who need not be a shareholder, to represent such registered shareholder at the Meeting by inserting that other person’s name in the blank space provided on the form of proxy in the form set out in Appendix “A”.  If a registered shareholder appoints one of the persons designated in the accompanying form of proxy as a nominee and does not direct the said nominee to vote either “FOR” or “AGAINST” on a matter or matters, or where instructions on the form of proxy are uncertain, with respect to which an opportunity to specify how the Common Shares registered in the name of such registered shareholder shall be voted, the proxy shall be voted “FOR” such matter or matters.

The instrument appointing a proxyholder must be in writing and signed by the registered shareholder, or such registered shareholder’s attorney authorized in writing, or if the registered shareholder is a corporation, by a duly authorized officer, or attorney, of such corporation.  An undated but executed proxy will be deemed to be dated the date of the mailing of the proxy by the Corporation or its agent.  In order for a proxy to be valid, a registered shareholder must:

(a)	sign and print his or her name on the lines specified for such purpose at the bottom of the form of proxy; and

(b)	return the properly executed and completed form of proxy:

(i)	by mailing it or delivering it by hand in the appropriate enclosed return envelope addressed to Computershare Investor Services Inc., or

(ii)
by faxing it to Computershare Investor Services Inc. at 1-866-249-7775 (toll free in North America) or 1-416-263-9524 (international), to be received by 4:30 p.m., Toronto time, on December 10, 2010, or no later than 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment or postponement of the Meeting, unless the Chairman of the Meeting elects to exercise his discretion to accept proxies received subsequently.

Revocation of Proxy

A registered shareholder may revoke a proxy by delivering an instrument in writing executed by such registered shareholder or by the registered shareholder’s attorney authorized in writing or, where the registered shareholder is a corporation, by a duly authorized officer or attorney of such corporation, either to the registered office of the Corporation at any time up to and including the last business day preceding the day of the Meeting or any adjournment or postponement thereof, with the Chairman of the Meeting on the day of the Meeting or any adjournment or postponement thereof and before any vote in respect of which the proxy is to be used shall have been taken, or in any other manner permitted by law.

Voting of Proxies

A registered shareholder may direct the manner in which his or her Common Shares are to be voted in accordance with the instructions of the registered shareholder by marking the form of proxy accordingly.  The management nominees designated in the enclosed form of proxy will vote the Common Shares represented by proxy in accordance with the instructions of the registered shareholder on any resolution that may be called for and if the registered shareholder specifies a choice with respect to any matter to be acted upon, the Common Shares will be voted accordingly.  Where no choice is so specified with respect to any resolution or in the absence of certain instructions, the Common Shares represented by a proxy given to management will be voted “FOR” the resolution.  If more than one direction is made with respect to any resolution, such Common Shares will similarly be voted “FOR” the resolution.

Exercise of Discretion by Proxyholders

The enclosed form of proxy when properly completed and delivered and not revoked, confers discretionary authority upon the proxyholders named therein with respect to amendments or variations of matters identified in the accompanying Notice of Special Meeting, and other matters not so identified which may properly be brought before the Meeting.  At the date of this Information Circular, management of the Corporation knows of no such amendments, variations or other matters to come before the Meeting.  If any amendment or variation or other matter comes before the Meeting, the persons named in the proxy will vote in accordance with their best judgement on such amendment, variation or matter.

Voting by Beneficial Shareholders

The information set out in this section is important to many shareholders as a substantial number of shareholders do not hold their Common Shares in their own name.

Persons who hold Common Shares through their brokers, agents, trustees or other intermediaries (such persons, “Beneficial Shareholders”) should note that only proxies deposited by registered shareholders whose names appear on the share register of the Corporation may be recognized and acted upon at the Meeting. If Common Shares are shown on an account statement provided to a Beneficial Shareholder by a broker, then in almost all cases the name of such Beneficial Shareholder will not appear on the share register of the Corporation.  Such Common Shares will most likely be registered in the name of the broker or an agent of the broker.  In Canada, the vast majority of such shares will be registered in the name of “CDS & Co.”, the registration name of CDS Clearing and Depositary Services Inc., and in the United States, the vast majority will be registered in the name of “Cede & Co.”, the registration name of the Depository Trust Company, which entities act as nominees for many brokerage firms. Common Shares held by brokers, agents, trustees or other intermediaries can only be voted by those brokers, agents, trustees or other intermediaries in accordance with instructions received from Beneficial Shareholders. As a result, Beneficial Shareholders should carefully review the voting instructions provided by their intermediary with this Information Circular and ensure they communicate how they would like their Common Shares voted in accordance with those instructions.

Beneficial Shareholders who have not objected to their intermediary disclosing certain ownership information about themselves to the Corporation are referred to as “NOBOs”. Those Beneficial Shareholders who have objected to their intermediary disclosing ownership information about themselves to the Corporation are referred to as “OBOs”. In accordance with the requirements of National Instrument 54-101 of the Canadian Securities Administrators, the Corporation has elected to send the Notice of Special Meeting, this Information Circular and the form of proxy (collectively, the “Meeting Materials”) indirectly through intermediaries to all of the Beneficial Shareholders.  The intermediaries (or their service companies) are responsible for forwarding the Meeting Materials to each Beneficial Shareholder, unless the Beneficial Shareholder has waived the right to receive them.

Intermediaries will frequently use service companies to forward the Meeting Materials to Beneficial Shareholders. Generally, a Beneficial Shareholder who has not waived the right to receive Meeting Materials will either:

(a)
be given a form of proxy which (i) has already been signed by the intermediary (typically by a facsimile, stamped signature), (ii) is restricted as to the number of shares beneficially owned by the Beneficial Shareholder, and (iii) must be completed, but not signed, by the Beneficial Shareholder and deposited with Computershare Investor Services Inc.; or

(b)
more typically, be given a voting instruction form (“VIF”) which (i) is not signed by the intermediary, and (ii) when properly completed and signed by the Beneficial Shareholder and returned to the intermediary or its service company, will constitute voting instructions which the intermediary must follow.

VIFs should be completed and returned in accordance with the specific instructions noted on the VIF. The purpose of this procedure is to permit Beneficial Shareholders to direct the voting of the Common Shares which they beneficially own.

Please return your voting instructions as specified in the VIF. Beneficial Shareholders should carefully follow the instructions set out in the VIF, including those regarding when and where the VIF is to be delivered.

Although Beneficial Shareholders may not be recognized directly at the Meeting for the purpose of voting Common Shares registered in the name of their broker, agent, trustee or other intermediary, a Beneficial Shareholder may attend the Meeting as a proxyholder for a shareholder and vote Common Shares in that capacity. Beneficial Shareholders who wish to attend the Meeting or have someone else attend on their behalf, and indirectly vote their Common Shares as proxyholder for the registered shareholder should contact their broker, agent, trustee or other intermediary well in advance of the Meeting to determine the steps necessary to permit them to indirectly vote their Common Shares as a proxyholder.

Securities Entitled to Vote

As of October 29, 2010 the authorized share capital of the Corporation consists of an unlimited number of Common Shares, without par value of which 46,586,708 Common Shares are issued and outstanding.  Every shareholder who is present in person and entitled to vote at the Meeting shall have one vote on a show of hands and on a poll shall have one vote for each Common Share of which the shareholder is the registered holder, and such shareholder may exercise such vote either in person or by proxy.  The vote on the Special Warrant Offering Resolution will be conducted by poll.

The Board of Directors of the Corporation has fixed the close of business on October 29, 2010 as the record date for the purpose of determining the shareholders entitled to receive notice of the Meeting, but the failure of any shareholder to receive notice of the Meeting does not deprive such shareholder of the entitlement to vote at the Meeting.  Every registered shareholder of record at the close of business on October 29, 2010 who personally attends the Meeting will be entitled to vote at the Meeting or any adjournment or postponement thereof, except to the extent that:

(a)	such shareholder has transferred the ownership of any of his or her Common Shares after October 29, 2010; and

(b)
the transferee of those Common Shares produces properly endorsed share certificates, or otherwise establishes that he or she owns the Common Shares, and demands, not later than 10 days before the Meeting, that his or her name be included in the list of shareholders entitled to vote at the Meeting, in which case the transferee is entitled to vote those Common Shares at the Meeting.

Quorum

Under By-Law No. 1 of the Corporation, the quorum for the transaction of business at the Meeting is two shareholders present in person or by proxy.

Abstentions will be counted as present for purposes of determining the presence of a quorum for purposes of these matters, but will not be counted as votes cast.  Broker non-votes (shares held by a broker or nominee as to which the broker or nominee does not have the authority to vote on a particular matter) will not be counted as present for purposes of determining the presence of a quorum and will not be voted.

Accordingly, neither abstentions nor broker non-votes will have any effect on the outcome of the votes on the matters to be acted upon at the Meeting.

Broker Non-Votes

Brokers and other intermediaries, holding shares in street name for their customers, are required to vote the shares in the manner directed by their customers.  Under the Business Corporations Act (Yukon), brokers are not entitled to vote shares held in street name for their customers where they have not received written voting instructions from the Beneficial Shareholders of those shares.

The absence of a vote on a matter where the broker has not received written voting instructions from a Beneficial Shareholder is referred to as a “broker non-vote”.  Any shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact on any matters to be acted upon at the Meeting.

Ownership of the Corporation’s Common Shares

Ownership by Management

The following table sets forth certain information regarding beneficial ownership of the Corporation’s Common Shares, as of November 8, 2010, by (i) each of the Corporation’s executive officers and directors and (ii) the Corporation’s executive officers and directors, as a group.

Name and Position (1)	Common Shares Beneficially Owned	Percentage of Class(2)
John M. Clark Director	168,969(3)	*
W. Durand Eppler Director	220,971(4)	*
C. Thomas Ogryzlo Director	209,409(5)	*
Tracy A. Stevenson Director	175,000(6)	*
Michael B. Richings Executive Chairman, Chief Executive Officer and Director	481,881(7)	1%
Frederick H. Earnest President, Chief Operating Officer, and Director	459,599(8)	1%
Gregory G. Marlier Chief Financial Officer	169,484(9)	*
All executive officers and directors as a group (7 persons)	1,885,313	4%

*	Represents less than 1% of the outstanding Common Shares.

(1)	The address of each of the persons listed is c/o Vista Gold Corp., 7961 Shaffer Parkway, Suite 5, Littleton, Colorado 80127.

(2)
In accordance with Rule 13d-3(d)(1) under the United States Securities Exchange Act of 1934, as amended, the applicable percentage of ownership for each person is based on 46,586,708 Common Shares outstanding as of November 8, 2010, plus any securities held by such person exercisable for or convertible into Common Shares within 60 days after November 8, 2010.

(3)	Includes 168,969 Common Shares which may be acquired upon the exercise of immediately exercisable options.

(4)	Includes 56,744 Common Shares owned currently and 164,227 Common Shares which may be acquired upon the exercise of immediately exercisable options.

(5)	Includes 45,182 Common Shares owned currently and 164,227 Common Shares which may be acquired upon the exercise of immediately exercisable options.

(6)	Includes 175,000 Common Shares which may be acquired upon the exercise of immediately exercisable options.

(7)	Includes 87,397 Common Shares owned currently and 394,484 Common Shares which may be acquired upon the exercise of immediately exercisable options.

(8)	Includes 14,750 Common Shares owned currently and 444,849 Common Shares which may be acquired upon the exercise of immediately exercisable options.

(9)	Includes 169,484 Common Shares which may be acquired upon the exercise of immediately exercisable options.

Ownership by Principal Shareholders

To the Corporation’s knowledge, no person beneficially owns more than five percent of the Corporation’s outstanding Common Shares as of November 8, 2010.

Change in Control

The Corporation has no charter or by-law provisions that would delay, defer or prevent a change in control of the Corporation.

The Corporation is not aware of any arrangement that might result in a change in control in the future.  To the Corporation’s knowledge there are no arrangements, including any pledge by any person of the Corporation’s securities, the operation of which may at a subsequent date result in a change in the Corporation’s control.

Securities Authorized For Issuance Under Equity Compensation Plans

The following table sets out information relating to the Corporation’s equity compensation plans as at December 31, 2009.  The Corporation’s only equity compensation plan as of December 31, 2009 was the Stock Option Plan.

Plan Category	Number of securities to be issued upon exercise/conversion of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by securityholders	2,788,145	$3.75	1,679,757
Equity compensation plans not approved by securityholders	N/A	N/A	N/A
Total	2,788,145	$3.75	1,679,757

The folowing table sets out information relating to the Corporation's equity compensation plans as of September 30, 2010.  The Corporation's equity compensation plans include the Stock Option Plan and a Long-term Equity Incentive Plan that was approved by the Corporation's shareholders at the Corporation's 2010 Annual General Meeting.  As of November 8, 2010, 177,500 restricted share units have been granted to the directors, officers and employees of the Corporation under the Long-Term Equity Incentive Plan.

Plan Category	Number of securities to be issued upon exercise/conversion of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by securityholders	2,686,161(1)	$3.56(2)	1,972,510
Equity compensation plans not approved by securityholders	N/A	N/A	N/A
Total	2,686,161(1)	$3.56(2)	1,972,510

(1)	Includes 2,508,661 stock options outstanding under the Corporation's Stock Option Plan and 177,500 restricted stock units outstanding under the Corporation's Long-Term Equity Incentive Plan.

(2)	Does not include outstanding restricted stock units which do not have an exercise price.

Indebtedness of Directors and Executive Officers

None of the directors, executive officers, nor any individual who was at any time during the most recently completed financial year a director or executive officer, nor any associates or affiliates of the foregoing persons is as of the date hereof indebted to the Corporation.

Interest of Certain Persons in Material Transactions and Matters to be Acted Upon

Except as described in this Information Circular, no director or executive officer of the Corporation who has served in such capacity since the beginning of the last financial year, any proposed nominee for director, or any associate or affiliate of such person, and to the best of the knowledge of management of the Corporation, no person that has direct or indirect beneficial ownership of more than five per cent of the issued Common Shares of the Corporation and no associate or affiliate of any such person, had any material interest, directly or indirectly, in any transaction within the past year, or in any proposed transaction, which has affected or would materially affect the Corporation or any of its subsidiaries or in any matter to be acted upon at the Meeting.  Without limiting the generality of the foregoing, there have been no transactions since the beginning of the Corporation’s last financial year, nor are there any currently proposed transactions, in which the Corporation was or is to be a participant and the amount involved exceeds $120,000, and in which any director, executive officer or other person as set forth in the preceding sentence, had or will have a direct or indirect material interest.

Review, Approval or Ratification of Transactions with Related Parties

The Corporation has adopted a written policy for the review of transactions with related persons. The policy requires review, approval or ratification of all transactions in which the Corporation is a participant and in which any of the Corporation’s directors, executive officers, significant shareholders or an immediate family member of any of the foregoing persons has a direct or indirect material interest, subject to certain categories of transactions that are deemed to be pre-approved under the policy. As set forth in the policy, the pre-approved transactions include employment of executive officers, director compensation (in general, where such transactions are required to be reported in the Corporation’s proxy statement pursuant to the United States Securities and Exchange Commission compensation disclosure requirements), as well as certain transactions where the amounts involved do not exceed specified thresholds. All related party transactions must be reported for review by the Corporate Governance Committee of the Board of Directors. Transactions deemed to be pre-approved are not required to be reported to the Committee, except that transactions in the ordinary course of business must be submitted to the Committee for review at its next following meeting.

Following its review, the Corporate Governance Committee determines whether these transactions are in, or not inconsistent with, the best interests of the Corporation and its shareholders, taking into consideration whether they are on terms no less favourable to the Corporation than those available with other parties and the related person’s interest in the transaction. If a related party transaction is to be ongoing, the Corporate Governance Committee may establish guidelines for the Corporation’s management to follow in its ongoing dealings with the related person.

Auditor

The auditor of the Corporation is PricewaterhouseCoopers LLP, Chartered Accountants, of Vancouver, British Columbia (“PWC”).  PWC will hold office until the close of the next annual general meeting of the Corporation or until a successor is appointed, whichever is earlier.  PWC (then Coopers & Lybrand) was first appointed the auditor of the Corporation on June 28, 1985.  A representative of PWC is not expected to attend the Meeting.  If a representative of PWC does attend the Meeting, the representative will be permitted to make a statement if they desire to do so and would be expected to respond to appropriate questions from shareholders.

Management Contracts

There are no management functions of the Corporation which are to any substantial degree performed by persons other than the directors, senior officers or managers of the Corporation.  The Corporation has entered into employment agreements with each of Michael B. Richings, Executive Chairman and Chief Executive Officer, Gregory G. Marlier, Chief Financial Officer, and Frederick H. Earnest, President and Chief Operating Officer.

Shareholder Proposals

Under the United States Securities Exchange Act of 1934, (the “Exchange Act”) the deadline for submitting shareholder proposals for inclusion in the management information and proxy circular for an annual meeting of the Corporation is calculated in accordance with Rule 14a-8(e) of Regulation 14A to the Exchange Act. If the proposal is submitted for a regularly scheduled annual meeting, the proposal must be received at the Corporation’s principal executive offices not less than 120 calendar days before the anniversary date of the Corporation’s management information and proxy circular released to the Corporation’s shareholders in connection with the previous year’s annual meeting. However, if the Corporation did not hold an annual meeting the previous year, or if the date of the current year’s annual meeting has been changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before the Corporation begins to print and mail its proxy materials. Accordingly, unless the date of the next annual meeting is changed by more than 30 days from the date of this year’s meeting the deadline for submitting shareholder proposals for inclusion in the management information and proxy circular for the next annual meeting of the Corporation will be November 26, 2010. If a shareholder proposal is not submitted to the Corporation by November 26, 2010, the Corporation may still grant discretionary proxy authority to vote on a shareholder proposal, if such proposal is received by the Corporation by February 9, 2011 in accordance with Rule 14a-4(c)(1) of Regulation 14A of the Exchange Act.

Other Matters

Management of the Corporation knows of no other matters which will be brought before the Meeting other than those set forth in the Notice of Special Meeting.  Should any other matters properly come before the Meeting, the Common Shares represented by the proxies solicited hereby will be voted on those matters in accordance with the best judgement of the persons voting such proxies.

Dissenters’ Rights of Appraisal

No action is proposed herein for which the laws of the Yukon Territory or the Articles or By-laws of the Corporation provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder’s Common Shares.

Additional Information and Availability of Documents

Important Notice Regarding the Availability of Proxy Materials for the Meeting to Be Held on December 15, 2010.

The Corporation will provide to any person or corporation, upon request, one copy of any of the following documents:

(a)	the Corporation’s latest Annual Report on Form 10-K or annual information form, together with any document, or the pertinent pages of any document, incorporated therein by reference;

(b)
the comparative financial statements and management’s discussion and analysis of the Corporation for the Corporation’s most recently completed financial year in respect of which such financial statements have been issued, together with the report of the auditor thereon, and any interim financial statements and management’s discussion and analysis of the Corporation subsequent to the financial statements for the Corporation’s most recently completed financial year; and

(c)	this Information Circular.

Copies of the foregoing documents are also available on the Corporation’s website at www.vistagold.com or copies of the above documents will be provided by the Secretary of the Corporation, upon request, by mail at 1200 Waterfront Centre, 200 Burrard Street, Vancouver, British Columbia, Canada, V7X 1T2; by phone at 1-866-981-1185; or by email at connie@vistagold.com, free of charge to shareholders of the Corporation.  The Corporation may require the payment of a reasonable charge from any person or corporation who is not a shareholder of the Corporation and who requests a copy of any such document.  Financial information relating to the Corporation is provided in the Corporation’s comparative financial statements and management’s discussion and analysis for its most recently completed financial year and the 6 month period ended June 30, 2010.  Additional information relating to the Corporation is available electronically on SEDAR at www.sedar.com and on EDGAR at www.sec.gov/edgar.shtml.

If you would like directions to the Meeting, contact the Corporation through the methods described above.

Multiple Shareholders Sharing the Same Address

Recent changes in the regulations regarding the delivery of copies of proxy materials and annual reports to shareholders permit the Corporation and brokerage firms to send one annual report and proxy statement to multiple shareholders who share the same address under certain circumstances.  Shareholders who hold their shares through a broker may have consented to reducing the number of copies of materials delivered to their address.  In the event that a shareholder wishes to revoke such a consent previously provided to a broker, the shareholder must contact the broker to revoke the consent.  In any event, if a shareholder wishes to receive a separate Information Circular and accompanying materials for the Meeting, or the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2009, the shareholder may receive copies by contacting the President and Chief Executive Officer of the Corporation at (720) 981-1185, 7961 Shaffer Parkway, Suite 5, Littleton, Colorado 80127.  Shareholders receiving multiple copies of these documents at the same address can request delivery of a single copy of these documents by contacting the Corporation in the same manner.  Persons holding shares through a broker can request a single copy by contacting the broker.

Board of Directors Approval

The undersigned hereby certifies that the contents and sending of this Information Circular to the shareholders of the Corporation have been approved by the Board of Directors.

DATED at Littleton, Colorado, this [8th] day of November, 2010.

BY ORDER OF THE BOARD OF DIRECTORS

Michael B. Richings
Executive Chairman and Chief Executive Officer

APPENDIX “A”

FORM OF PROXY

VISTA GOLD CORP.

Computershare

9th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

000001

SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X X9X
CANADA

Security Class **COMMON SHARES**

Holder Account Number

C9999999999 IND

Fold

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every registered shareholder has the right to appoint some other person of their choice, who need not be a shareholder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**

2. If the shares are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.

3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.

4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management or its agent to the shareholder.

5. **A registered shareholder may direct the manner in which his or her shares are voted in accordance with the instructions of the registered shareholder, by marking this proxy accordingly. Where no choice has been specified, or in the absence of certain instructions, the shares represented by this proxy will be voted FOR the resolutions.**

6. The shares represented by this proxy will be voted in favour or voted against each of the matters described herein, as applicable, in accordance with the instructions of the registered shareholder, on any ballot that may be called for and, if the shareholder has specified a choice with respect to any matter to be acted on, the shares will be voted accordingly.

7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Special Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.

8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 4:30 pm Eastern Time, on December 10, 2010.

VGZQ_PRX_106321/000001/000001

A-1

SAM SAMPLE

C9999999999

IND C07

Appointment of Proxyholder

The undersigned, a registered shareholder of Vista Gold Corp. (the "Company") hereby appoints: Michael B. Richings, or failing him, Gregory G. Marlier,

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.

as my/our proxyholder with full power of substitution and to vote in accordance with the following direction (or if no directions or uncertain instructions have been given, FOR such matter) and all other matters that may properly come before the special meeting of shareholders of Vista Gold Corp. to be held at the offices of Borden Ladner Gervais LLP, Suite 1200, 200 Burrard Street, Vancouver, British Columbia on December 15, 2010 at 10:00 AM Pacific Time, and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

	For	Against
1. Special Warrant Offering Resolution To approve an ordinary resolution approving the Special Warrant Offering, all as described in the accompanying information and proxy circular.	☐	☐

Authorized Signature(s) - This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the special meeting. **If no voting instructions are indicated above, this Proxy will be voted FOR such matter.**

Signature(s)

Date

DD / MM / YY

9 9 9 9 9 1 0 6 3 2 1 1 P R A R 0 V G Z Q

A-2

APPENDIX “B”

TEXT OF THE SPECIAL WARRANT OFFERING RESOLUTION TO BE PASSED AT THE MEETING

 “BE IT RESOLVED, as an ordinary resolution, that:

1.	the issuance by Vista Gold Corp. (the “Corporation”) of:

(a)
14,666,739 special warrants at a price of U.S.$2.30 per special warrant, each of which will be automatically exercised, for no additional consideration, to acquire one common share in the capital of the Corporation and one common share purchase warrant, each common share purchase warrant being exercisable to acquire one additional common share in the capital of the Corporation;

(b)
652,175 special warrants to the agents and finders as compensation for the placement of the special warrants, each such special warrant will be automatically exercised, for no additional consideration, to acquire one common share in the capital of the Corporation and one common share purchase warrant, each common share purchase warrant being exercisable to acquire one additional common share in the capital of the Corporation; and

(c)
652,175 compensation common share purchase warrants to the agents and finders as compensation for the placement of the special warrants, each such compensation common share purchase warrant exercisable to acquire one common shares in the capital of the Corporation, all as more particularly described in the accompanying Management Information and Proxy Circular of the Corporation, is hereby approved; and

2.
any one or more of a group comprised of the directors and officers of the Corporation is authorized to do all acts and things, to execute under the common seal of the Corporation or otherwise and to deliver all agreements, documents and instructions, to give all notices and to deliver, file and distribute all documents and information which such director or officer (as the case may be) determines to be necessary or desirable in connection with or to give effect to and carry out this resolution.”

B-1